Exhibit 10.30

FIRST MODIFICATION TO PROMISSORY NOTES

AND TO FIRST AMENDED AND RESTATED

LOAN AND SECURITY AGREEMENT

This First Modification to Promissory Notes and to First Amended and Restated Loan and Security Agreement (“First Modification Agreement”) is made and entered into this 28th day of June, 2013, to be effective as of the 26th day of June, 2013, by and between by and between FOUNDATION BARIATRIC HOSPITAL OF SAN ANTONIO, L.L.C., a Texas limited liability company, d/b/a FOUNDATION SURGICAL HOSPITAL OF SAN ANTONIO, L.L.C. (“FBH of SA” or “Borrower”), the Doctor Members of Borrower, as shown on Schedule 2 attached to the First Amended and Restated Loan and Security Agreement, FOUNDATION SURGICAL HOSPITAL HOLDINGS, LLC, a Nevada limited liability company (“FSHH”), FOUNDATION SURGICAL HOSPITAL AFFILIATES, LLC, a Nevada limited liability company (“FSHA”), FOUNDATION SURGICAL HOSPITAL MANAGEMENT, LLC, an Oklahoma limited liability company (“FSHM”), FOUNDATION SURGERY AFFILIATES, LLC, an Oklahoma limited liability company (“FSA”), FOUNDATION SURGERY HOLDINGS, LLC, a Delaware limited liability company (“FSH”), FOUNDATION SURGERY MANAGEMENT, LLC, a Delaware limited liability company (“FSM”), and FOUNDATION HEALTHCARE AFFILIATES, LLC, an Oklahoma limited liability company (“FHA”) (FSHH, FSHA, FSHM, FSA, FSH, FSM, and FHA are collectively referred to herein as “Company Guarantors,” and the Doctor Members of Borrower and the Company Guarantors are collectively referred to herein as “Guarantors”), and LEGACY BANK (“Lender”), 2801 W. Memorial Road, Oklahoma City, Oklahoma 73134.

WITNESSETH:

WHEREAS, effective August 11, 2010, FBH of SA, as Borrower, FSHH, as Guarantor, and Lender entered into that certain Loan and Security Agreement (“Loan Agreement”), pursuant to which FBH of SA executed and delivered to Lender those two certain Promissory Notes as follows: (a) Note No. 1 in the amount of $5,000,000.00, and (b) Note No. 2 in the amount of not to exceed $2,000,000.00; and FSHH and the Doctor Members of Borrower executed and delivered to Lender their respective certain Loan Guaranty Agreements dated of even date therewith (the loan transaction heretofor described is hereafter referred to as the “Prior Loan Agreement”), and

WHEREAS, effective September 7, 2010, Borrowers hereinafter described and Lender agreed to modify the structure of the Prior Loan Transaction to three (3) Loans pursuant to that certain First Amended and Restated Loan and Security Agreement, in the following amounts: (1) Loan #1 having FBH of SA as Borrower, in the amount of not to exceed ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), (2) Loan #2 having FBH of SA as maker, in the amount of ONE MILLION AND 00/100 DOLLARS ($1,000,000.00), and (3) Loan #3 having FBH of SA, FSHA, FSHH, and FSHM, as makers (FBH of SA, FSHA, FSHH, and FSHM are collectively referred to herein as the “Note #3 Borrowers”), jointly and severally, in the amount of FOUR MILLION AND 00/100 DOLLARS ($4,000,000.00) (the loan transaction herein described is hereafter referred to as the “First Amended Loan Agreement”); and

WHEREAS, effective March 30, 2011, Borrowers, Guarantors, and Lender entered into that certain First Addendum to First Amended and Restated Loan and Security Agreement, which modified certain terms of the First Amended Loan Agreement as stated therein (the “Addendum”); and

WHEREAS, effective April 22, 2011, the Note No. 3 Borrowers and Lender agreed an extension of the Note No. 3 Maturity date from September 7, 2011, to May 7, 2013 (the “Extension Agreement”); and

WHEREAS, Borrower has requested that Note No. 1 and Note No. 3 be amended to provide for modification of the interest rate and an extension of the maturity dates; and

WHEREAS, pursuant to said request Lender has agreed to said modification, all as more particularly set forth hereinafter.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Lender, Borrowers, and Guarantors hereby covenant and agree as follows:

1. Interest Rate: Effective June 26, 2013, interest shall accrue on Note No. 1 and Note No. 3 based upon the Minimum Debt Service Coverage Ratio of FBH of SA for the twelve month period preceding the end of the first and third calendar quarters, and shall be modified effective every subsequent December 1st and June 1st during the term of Note No. 1 and Note No. 3, as follows:

Minimum DSCR	Effective Interest Rate
<1.5:1	Wall Street Journal Prime rate plus three and three quarter percent (3.75%)

1.5:1 -1.8999:1	Wall Street Journal Prime rate plus three and one quarter percent (3.25%)

1.9:1 or greater	Wall Street Journal Prime rate plus two and three quarter percent (2.75%)

Minimum Debt Service Coverage Ratio (“DSCR”) shall be calculated as follows: net income, plus interest expenses, plus depreciation expenses, plus amortization expense, divided by debt service, all for the twelve month immediately preceding a determination date and all as determined in accordance with GAAP. “GAAP” shall mean generally accepted accounting principles in the United States of America in effect from time to time. The DSCR will be tested semi-annually at the end of the first and third quarters of each year.

2. Non-Usage Fee. Borrower agrees to pay to Lender, on a quarterly basis, within thirty (30) days of the end of each calendar quarter, a Non-Usage Fee on Note No. 1 in an amount equal to one quarter percent (0.25%) of unadvanced funds under Note No. 1 for the immediately preceding calendar quarter. The unadvanced funds under Note No. 1 will be calculated on the amount of Note No. 1 not advanced during the preceding calendar quarter on average based upon the sum of balance available on a daily basis divided by the actual number of days during the quarter.

3. Maturity Dates. The Maturity Date on Note No. 1 is hereby extended from June 7, 2013 to June 7, 2014. The Maturity Date on Note No. 3 is hereby extended from May 7, 2013 to September 7, 2015.

4. Current Balance Due. The current principal balance of Note No. 1 is $896,000.00. The current principal balance of Note No. 3 is $1,997,286.20.

5. Effectiveness of Loan Documents. Except as specifically modified by the terms and provisions hereof, each and every of the terms and provisions of the Loan Documents are and shall remain in full force and effect and are hereby assumed, ratified, and confirmed; and the execution, delivery, and effectiveness of this First Modification Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under any of the Loan Documents nor constitute a waiver of any provision of any of the Loan Documents. The parties hereto agree that the modifications herein contained to the Loan Documents shall not affect or impair the Loan Documents or any lien(s) securing the same.

6. Execution Counterparts. This First Modification Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

7. Governing Law. The terms and provisions hereof shall be governed by, construed, and enforced in accordance with the laws of the State of Oklahoma.

8. Entire Agreement. This First Modification Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof, and may be amended only in writing, executed by all parties herein.

9. Modification Only. This agreement is only a modification of the Note and not a novation. Except as provided in this First Modification Agreement, all terms and conditions of the Note and all loan agreements executed in connection with said Note shall remain in full force and effect.

10. Guarantor’s Consent. Guarantors acknowledge that they have executed that their respective Guaranty Agreements dated September 7, 2010, guaranteeing Borrower’s payment and performance of the Notes and the Loan Documents. Guarantors hereby consent to this First Modification Agreement. Guarantors hereby reaffirm their respective Guaranty Agreements dated effective September 7, 2010, in favor of Lender which Guaranty Agreements guaranteed payment of the Promissory Notes payable to Lender in the respective amounts of $1,000,000.00 and $4,000,000.00. Guarantors acknowledge and agree that the aforesaid Guaranty Agreements are hereby amended to guaranty the Borrower’s Notes as modified by this First Modification Agreement which is modifying the interest rate and maturity dates of the

Promissory Notes as stated above, together with any and all renewals thereof. Performance by Guarantors under the Guaranty Agreements will not entitle Guarantors to any payment from Borrower under any claim for contribution, indemnification, subrogation, or otherwise.

IN WITNESS WHEREOF, the parties hereto have executed this First Modification Agreement as of the date first above written.

BORROWER:		FOUNDATION BARIATRIC HOSPITAL OF SAN ANTONIO, L.L.C., a Texas limited liability company, d/b/a FOUNDATION SURGICAL HOSPITAL OF SAN ANTONIO, LLC

	By:	FOUNDATION SURGICAL HOSPITAL HOLDINGS, LLC, a Nevada limited liability company, its Class B Manager

	By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

COMPANY GUARANTORS:		FOUNDATION SURGICAL HOSPITAL AFFILIATES, LLC, a Nevada limited liability company

	By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

FOUNDATION SURGICAL HOSPITAL HOLDINGS, LLC, a Nevada limited liability company

	By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

FOUNDATION SURGICAL HOSPITAL MANAGEMENT, LLC, an Oklahoma limited liability company

By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

FOUNDATION SURGERY AFFILIATES, LLC, a Nevada limited liability company

By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

FOUNDATION SURGERY HOLDINGS, L.L.C., a Delaware limited liability company

By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

FOUNDATION SURGERY MANAGEMENT, LLC, a Delaware limited liability company

By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

FOUNDATION HEALTHCARE AFFILIATES, LLC, an Oklahoma limited liability company

By:	/s/ ROBERT M. BYERS
ROBERT M. BYERS, Manager

LENDER:		LEGACY BANK

	By:	/s/ RUSS NATION
RUSS NATION, Sr. Vice-President